UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2019
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	APTS	NYSE
Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2019, PCC TALLAHASSEE, LLC, a Delaware limited liability company ("Tallahassee Seller"), PCC ORLANDO, LLC, a Delaware limited liability company ("Orlando Seller"), PCC COLLEGE STATION, LLC, a Delaware limited liability company ("College Station Seller"), PCC LUBBOCK, LLC, a Delaware limited liability company ("Lubbock Seller"), PCC WACO, LLC, a Delaware limited liability company ("Waco Seller"), PCC TEMPE, LLC, a Delaware limited liability company ("Tempe Seller"), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company ("Kennesaw Seller"), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company ("Charlotte Seller", and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, "Seller") committed to dispose its portfolio of eight student housing communities (the "Student Housing Portfolio") pursuant to a Purchase and Sale Agreement (the "Purchase Agreement") with GMH CAPITAL PARTNERS, LP, a Delaware limited partnership ("Purchaser") for an aggregate gross purchase price of $475.4 million, exclusive of acquisition-related and financing-related transaction costs. Each Seller is an indirect subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP") and Preferred Apartment Communities, Inc. (the "Company") is the general partner of, and owner of an approximate 98.0% interest in, PAC-OP.

The Student Housing Portfolio consists of: (1) NxNW, a 679-bed student housing community located in Tallahassee, Florida ("NxNW"); (2) the Retreat at Orlando, an 894-bed student housing community located in Orlando, Florida ("Retreat"); (3) The Tradition, an 808-bed student housing community located in College Station, Texas ("The Tradition"); (4) The Bloc, a 556-bed student housing community located in Lubbock, Texas ("The Bloc"); (5) Ursa, an 840-bed student housing community located in Waco, Texas ("Ursa"); (6) SoL, a 639-bed student housing community located in Tempe, Arizona ("SoL"); (7) Stadium Village, a 792-bed student housing community located in Kennesaw, Georgia near Atlanta, Georgia ("Stadium Village"); (8) Haven49, an 887-bed student housing community located in Charlotte, North Carolina ("Haven49", and together with NxNW, Retreat, The Tradition, The Bloc, Ursa, SoL and Haven49, each a "Disposed Community" and collectively, the "Disposed Communities").

The material terms of the Purchase Agreement provide for: (i) an examination period that expires on June 28, 2019 (the "Inspection Period"); (ii) an aggregate earnest money deposit of $1.0 million due within one business day of executing the Purchase Agreement; (iii) an additional earnest money deposit of $6.5 million due two business days following the expiration of the Inspection Period; (iv) a non-solicitation provision that prohibits Seller's ability to initiate, solicit, propose, knowingly encourage or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes an Acquisition Proposal (as defined in the Purchase Agreement); and (v) a closing date anticipated to occur on September 12, 2019, but a closing under the Purchase Agreement is subject to the satisfaction of customary conditions to closing by the parties, unless the parties mutually agree otherwise. The Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. Although the Company believes the dispositions are probable, there can be no assurance that the dispositions will be consummated.

The Company intends to file the Purchase Agreement as an exhibit to its next Quarterly Report of Form 10-Q.

Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward-looking terminology such as "may," "will," "expects," "should," "plans," "estimates," "anticipates," "projects," "intends," "believes," "outlook" and similar expressions.

The forward-looking statements contained in this Current Report on Form 8-K are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information is inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; estimates relating to our ability to make distributions to our stockholders in the future; availability of qualified personnel; local and national market conditions and trends in our industry; demand for and lease-up of apartment homes, supply of competitive housing product, and other economic conditions; availability of debt and/or equity financing and availability on favorable terms; changes in our asset values; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and economic trends and economic recoveries.
Additional discussions of risks, uncertainties and certain other important information appear in our publicly available filings made and to be made with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 2, 2019 and our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019, all under the headings "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations." All information in this Current Report on Form 8-K is as of the date of such report. The Company does not undertake a duty to update forward-looking statements, including its projected operating results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 31, 2019	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary